UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)     January 8, 2003
                                                       -------------------------


                                 SEQUIAM CORPORATION
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             (Exact name of registrant as specified in its charter)


          California                  333-45678             33-0875030
------------------------------  ---------------------  ---------------------
 (State or other jurisdiction        (Commission           (IRS Employer
       of incorporation              File Number)        Identification No.)


       300 Sunport Lane, Orlando, Florida                     32809
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    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code         407-541-0774
                                                  ------------------------------

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          (Former name or former address, if changed since last report)


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ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     Effective as of January 8, 2003, we amended our Articles of Incorporation to increase the authorized number of common shares from 50 million to 100 million and the authorized number of preferred shares from 10 million to 50 million.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SEQUIAM CORPORATION




Date: January 9, 2003        By: /s/ Nicolaas H. Van den  Brekel
                             ---------------------------------------------------
                             Nicolaas H. Van den Brekel, Chief Executive Officer



                             By: /s/ Mark L. Mroczkowski
                             --------------------------------------------
                             Mark L. Mroczkowski, Chief Financial Officer


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